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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2005

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                   000-28863                  84-1331134
----------------------------       ------------           ----------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 894-9700
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland's common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.03         MATERIAL MODIFICATION TO THE RIGHTS OF SECURITY HOLDERS

         On March 29, 2004, we entered into agreements with DKR Soundshore Oasis Holding Fund Ltd. and DKR Soundshore Strategic Holding Fund Ltd. (collectively the "DKR Investors"); and Southridge Partners LP, Harborview Master Fund LP, Richard Rosenblum and David Stefansky (collectively the "Remaining Investors") to amend the exercise price of warrants to purchase an aggregate 8,443,750 shares of our common stock, $.0001 par value per share issued to the Remaining Investors on February 7, 2005 and to the DKR Investors on March 10, 2005 (the "Warrants"). According to the terms of the agreements, the exercise price of the Warrants will be amended to $.34 per share. All remaining terms and conditions of the Warrants remain unchanged.

Relationship with the DKR Investors
-----------------------------------

         As previously reported in the Company's current report on Form 8-K filed on September 23, 2004, on September 21, 2004, the Company issued Notes and warrants to the DKR Investors in a private placement made in reliance on Section 4(2) of Securities Act of 1933.

         As previously reported in the Company's current report on Form 8-K filed on December 30, 2004, on December 28, 2004, the Company and the DKR Investors entered into agreements to reduce the exercise price of the warrants issued on September 21, 2004.

         As previously reported in the Company's current report on Form 8-K filed on March 17, 2005, on March 10, 2005 we issued warrants to the DKR Investors in a private placement made in reliance on Section 4(2) of the Securities Act of 1933.

         DKR is a stockholder of the Company and an "accredited investor" within the meaning of Regulation D. The shares underlying the warrants issued on September 21, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE DECEMBER 28, 2004, AMENDMENTS TO WARRANT NOS. CS-84 AND CS-85 ARE INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 30, 2004 (FILE NO. 000-28863). THE AMENDMENTS AND THE FORM OF REPLACEMENT WARRANT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE MARCH 10, 2005, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON FEBRUARY 11, 2005 AND THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON MARCH 17, 2005 (FILE NO. 000-28863). THE FORM OF THE WARRANT ISSUED TO THE DKR INVESTORS WAS FILED WITH THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON FEBRUARY 11, 2005 (FILE NO. 000-28863). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

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RELATIONSHIP WITH SOUTHRIDGE PARTNERS LP
----------------------------------------

         As previously reported in our registration statement on Form SB-2 filed on November 10, 2004, on November 9, 2004 we issued notes and warrants to Southridge Partners LP, in a private placement made in reliance on Section 4(2) of Securities Act of 1933. Southridge Partners LP, holds our Common Stock and is an "accredited investor" within the meaning of Regulation D. The shares underlying these notes and warrants issued on November 9, 2004 have been registered with the SEC in the December 2, 2004 registration statement. Southridge Partners, LP is one of the selling stockholders that may sell shares of our common stock registered in the December 2, 2004 registration statement.

         As previously reported on the Company's current report on Form 8-K filed on December 30, 2004, on December 29, 2004, we reduced the exercise price of the warrants issued to Southridge Partners LP, on November 9, 2004, to $0.60.

         As previously reported on the Company's current report on Form 8-K filed on February 11, 2005, on February 10, 2005 we issued warrants to Southridge Partners LP in a private placement made in reliance on Section 4(2) of the Securities Act of 1933.

A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). A DESCRIPTION OF THE DECEMBER 29, 2004, AMENDMENT TO THE WARRANT ISSUED TO SOUTHRIDGE PARTNERS LP, ON NOVEMEBER 9, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 30, 2004 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO. A DESCRIPTION OF THE FEBRUARY 10, 2005 PRIVATE PLACEMENT IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K FILED ON FEBRUARY 11, 2005 (FILE NO. 000-28863). A FORM OF THE WARRANT WAS FILED AS AN EXHIBIT THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

RELATIONSHIP WITH HARBORVIEW MASTER FUND LP
-------------------------------------------

         As previously reported in our registration statement on Form SB-2 filed on November 10, 2004, on November 9, 2004, we issued notes and warrants to Harborview in a private placement made in reliance on Section 4(2) of Securities Act of 1933. Harborview holds our Common Stock and is an "accredited investor" within the meaning of Regulation D. The shares underlying these notes and warrants issued on November 9, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

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         As previously reported on the Company's current report on Form 8-K filed on January 7, 2005, on January 4, 2005, we reduced the exercise price of the warrants issued to Harborview Master Fund LP, on November 9, 2004, to $0.60.

         As previously reported on the Company's current report on Form 8-k filed on February 11, 2005, on February 10, 2005 we issued warrants to Harborview Master Fund LP in a private placement made in reliance on Section 4(2) of the Securities Act of 1933.

A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). A DESCRIPTION OF THE JANUARY 4, 2005, AMENDMENT TO THE WARRANT ISSUED TO HARBORVIEW MASTER FUND LP, ON NOVEMEBER 9, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON JANUARY 7, 2005 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO. A DESCRIPTION OF OUR FEBRUARY 10, 2005 PRIVATE PLACEMENT IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K FILED ON FEBRUARY 11, 2005 (FILE NO. 000-28863). THE FORM OF THE WARRANT ISSUED TO HARBORVIEW MASTER FUND LP WAS FILED AS AN EXHIBIT THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

RELATIONSHIP WITH RICHARD ROSENBLUM
-----------------------------------

         We issued warrants to Mr. Rosenblum as compensation for his services in connection with our September 21, 2004, and November 9, 2004, private placements. The September 21, 2004, transaction is also described in our Current report on Form 8-K filed on September 23, 2004. These warrants were issued in reliance on Section 4(2) of Securities Act of 1933. The shares underlying the warrants issued on September 21, 2004 have been registered with the SEC in the December 2, 2004 registration statement. Mr. Rosenmblum is one of the selling stockholders that may sells shares of our common stock registered in the December 2, 2004 registration statement. The shares underlying the warrants issued on November 9, 2004 have not been registered with the SEC.

         As previously reported on the Company's current report on Form 8-K filed on January 7, 2005, on January 4, 2005, we reduced the exercise price of the warrants issued to Mr. Rosenblum, on September 21, 2004, to $0.60.

         As previously reported on the Company's current report on Form 8-K filed on February 11, 2005, on February 10, 2005 we issued warrants to Mr. Rosenblum in a private placement made in reliance on Section 4(2) of the Securities Act of 1933.

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE JANUARY 4, 2005, AMENDMENT TO THE WARRANT ISSUED TO RICHARD ROSENBLUM, ON SEPTEMBER 21, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON JANUARY 7, 2005 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO.

A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863).

A DESCRIPTION OF OUR FEBRUARY 10, 2005 PRIVATE PLACEMENT IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K (FILE NO. 000-28863). THE FORM OF THE WARRANT ISSUED TO MR. ROSENBLUM WAS FILED AS AN EXHIBIT THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITEAT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

RELATIONSHIP WITH DAVID STEFANSKY
---------------------------------

         We issued warrants to Mr. Stefansky as compensation for his services in connection with our September 21, 2004, and November 9, 2004, private placements. The September 21, 2004, transaction is described in our current report on Form 8-K filed on September 23, 2004. These warrants were issued in reliance on Section 4(2) of Securities Act of 1933.

         The shares underlying the warrants issued on September 21, 2004 have been registered with the SEC in the December 2, 2004 Registration Statement. Mr. Stefansky is one of the selling stockholders that may sells shares of our common stock registered in the December 2, 2004 Registration Statement. The shares underlying the warrants issued on November 9, 2004 have not been registered with the SEC.

         As previously reported on the Company's current report on Form 8-K filed on January 7, 2005, on January 4, 2005, we reduced the exercise price of the warrants issued to Mr. Stefansky, on September 21, 2004, to $0.60.

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO A DESCRIPTION OF THE JANUARY 4, 2005, AMENDMENT TO THE WARRANT ISSUED TO DAVID STEFANSKY, ON SEPTEMBER 21, 2004, IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON JANUARY 7, 2005 (FILE NO. 000-28863). THE AMENDMENT WAS FILED AS AN EXHIBIT THERETO.

A DESCRIPTION OF OUR NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN OUR REGISTRATION STATEMENT ON FORM SB-2 FILED ON NOVEMBER 10, 2004 (FILE NO. 333-120390). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT ARE SUBSTANTIALLY THE SAME AS THOSE ISSUED IN OUR SEPTEMBER 21, 2004, PRIVATE PLACEMENT AND FILED AS EXHIBITS WITH THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863).

A DESCRIPTION OF OUR FEBRUARY 10, 2005 PRIVATE PLACEMENT IS INCLUDED IN OUR CURRENT REPORT ON FORM 8-K (FILE NO. 000-28863). THE FORM OF THE WARRANT ISSUED TO MR. STEFANSKY WAS FILED AS AN EXHIBIT THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITEAT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS.

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         The issuance of the Warrants to the DKR Investors was described in our current report on Form 8-K filed with the SEC on March 17, 2005. The form of the Warrants issued to the DKR Investors was filed as Exhibit 99.2 to our current report on form 8-K filed with the SEC on February 11, 2005 and is incorporated by reference herein. The issuance of the Warrants to the Remaining Investors was described in our current report on Form 8-K filed with the SEC on February 11, 2005. The form of the Warrants issued to the Remaining Investors was filed as
Exhibit 99.6 to our current report on Form 8-K and is incorporated herein by reference.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-K
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Form of Warrant Issued to DKR                         8-K         February 11, 2005         99.2
              Investors
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of Warrant Issued to                             8-K         February 11, 2005         99.6
              Remaining Investors
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MARKLAND TECHNOLOGIES, INC.



                                             By: /s/ Robert Tarini
                                                 -------------------------------
                                                 Robert Tarini
                                                 Chief Executive Officer


Date: April 4, 2005

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EXHIBIT INDEX
------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-K
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Form of Warrant Issued to DKR                         8-K         February 11, 2005         99.2
              Investors
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of Warrant Issued to                             8-K         February 11, 2005         99.6
              Remaining Investors
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
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